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                                                                EXHIBIT 4.1

COMMON STOCK                                                    COMMON STOCK







CERTIFICATE IS TRANSFERABLE
  IN BOSTON AND NEW YORK                                          CUSIP
                                                            -------------------
                           MERCATILE BANK CORPORATION         SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN

    THIS CERTIFIES THAT









    IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF MERCATILE BANK
CORPORATION

transferable only on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed. This certificate is issued by the Corporation and accepted by the holder subject to all of the terms and conditions contained in the Articles of Incorporation and By-Laws of the Corporation and is not valid unless countersigned by the Transfer Agent.

    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                                                                       FACSIMILE OF
                                                                                      NEED SIGNATURE
DATED:

COUNTERSIGNED AND REGISTERED
   STATE STREET BANK AND TRUST COMPANY                                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                 (BOSTON)                 [CORPORATE SEAL OF MICHIGAN]                FACSIMILE OF
          TRANSFER AGENT AND REGISTRAR                                                NEED SIGNATURE

                    AUTHORIZED OFFICER                                                  SECRETARY

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                          MERCANTILE BANK CORPORATION

        The Corporation will furnish to each shareholder upon request and without charge a full statement of the designation, relative rights, preferences and limitations of the shares of each class of stock of this Corporation authorized to be issued, the designation, relative rights, preferences, and limitations of each series thereof so far as the same have been prescribed and the authority of the Board of Directors of this Corporation to designate and prescribe the relative rights, preferences and limitations of other series.





        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                                 UNIF GIFT MIN ACT-               Custodian
                                                                                   -------------           --------------
                                                                                      (Cust)                  (Minor)
TEN ENT  - as tenants by the entireties                                           under Uniform Gifts to Minors

JT TEN   - as joint tenants with right of survivorship                            Act
           and not as tenants in common                                               -----------------------------------
                                                                                                    (State)



                              Additional abbreviations may also be used though not in the above list.




For value received,                                                      hereby sell, assign and transfer unto
                    ----------------------------------------------------
    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------------

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

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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________________________________________________________________________shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ------------------------------

                                        ---------------------------------------
                                NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.